STATE OF SOUTH CAROLINA                      )
                                             )MODIFICATION AGREEMENT
COUNTY OF AIKEN                              )RELATING INTER ALLA TO THE
                                             )FOLLOWING:


                                             )MORTGAGE, ASSIGNMENT OF
                                             )LEASES AND RENTS AND
                                             )SECURITY AGREEMENT
                                             )DATED JUNE 6, 1988 TO
                                             )BE EFFECTIVE JUNE 8, 1988
                                             )AND RECORDED WITH THE
                                             )REGISTER OF DEEDS
                                             )FOR AIKEN COUNTY,
                                             )SOUTH CAROLINA IN MORTGAGE
                                             )BOOK 1052 AT PAGE 198


         THIS MODIFICATION AGREEMENT (the "Agreement") executed this 16th day of June, 2002 to be effective as of the 10th day of May, 2002 by and between BRUNNER COMPANIES INCOME PROPERTIES, L.P. I, as successor in interest to MBB DEVELOPMENT ASSOCIATES, ("Borrower") and NEW YORK LIFE INSURANCE COMPANY, whose address is 51 Madison Avenue, New York, New York 10010, ("NYLIC").


                                  WITNESSETH:


         WHEREAS, NYLIC previously made a loan available to the Borrower in the original principal amount of Eleven Million Four Hundred Thousand and No/100 Dollars ($11,400,000.00) (the "Loan");


         WHEREAS, the Loan was evidenced by that certain promissory note in the original amount of $11,400,000.00 from Borrower for the benefit of NYLIC (the "Note") and secured inter alia by a lien on that certain parcel of real property and improvements thereon pursuant to that certain Mortgage, Assignment of Leases and Rents and Security Agreement from Borrower dated June 6, 1988 to be effective June 8, 1988 and recorded with the Register of Deeds for Aiken County, South Carolina in Mortgage Book 1052 at Page 198 as amended by that certain Loan Modification and Extension Agreement and Mortgage Amendment, effective as of June 10, 1993 recorded in Mortgage Book 718, page 337, as further amended by that certain Second Loan Modification and Extension Agreement and Mortgage Amendment, effective as of June 10, 1994, recorded in Mortgage Book 777, Page 324 and further amended by that certain Third Loan Modification and Extension Agreement, Cross Pledge and Default Agreement, and Mortgage Amendment Agreement, effective September 29, 1995 recorded in Mortgage Book 805, Page 48 and further amended by that certain Modification Agreement, effective December 10, 1998 recorded in Mortgage Book 956, Page 41; and, further amended by that certain Modification Agreement, effective May 10, 1999 recorded in Mortgage Book 1012, Page 5; further amended by that certain Modification Agreement effective May
10, 2000 recorded in Mortgage Book 1032, Page 160; and, further amended by that certain Modification Agreement, effective November 10, 2000, recorded in Mortgage Book 1073 at page 139; and further amended by that certain Modification Agreement effective May 10, 2001 recorded in Mortgage Book 1080 at page 1; and further amended by that certain Modification Agreement effective February 20, 2002, and recorded in Mortgage Book ____ at page ___ (as amended, modified or assigned, the "Mortgage").

         WHEREAS, the Note and the Mortgage and any and all other documents related to the Loan are collectively referred to as the "Loan Documents".

         WHEREAS, except as otherwise provided, all terms herein shall have the meanings ascribed thereto in the Loan Documents;

         WHEREAS, the Loan became due and payable in full on May 10, 2002, which was the maturity date of the Loan, NYLIC has notified Borrower of the same and Borrower desires NYLIC to waive the maturity date and modify the terms of the Loan Documents; and

         WHEREAS, Borrower and NYLIC have agreed to amend certain terms of the Loan and the Loan Documents to inter alia change the maturity date of the Loan to May 10, 2003 and to provide a new repayment schedule.

         NOW, THEREFORE, in consideration of the mutual promises contained hereinbelow, the sum of Five and No/100 Dollars ($5.00) and other good and valuable consideration, the receipt, sufficiency and adequacy of which the parties do hereby acknowledge, the parties do hereby agree as follows:

         1.  The Note, and Loan Documents as applicable, are amended as follows:

             (a) From and after May 10, 2002 through May 10, 2003 (the "Extended Maturity Date"), the Loan will accrue interest at a fixed rate per annum equal to seven percent (7%);

             (b) Commencing May 10, 2002 and continuing on the tenth day of each month thereafter until the Extended Maturity Date, payments in the amount of $66,433.00 will be due and payable. Such payments will be applied first to accrued and unpaid interest and then to principal;

             (c) Commencing June 10, 2002 and continuing on the tenth day of each month thereafter until the Extended Maturity Date, Borrower will deposit into escrow with NYLIC payments for insurance and ad valorem taxes as required under the Loan Documents (such monthly payments currently being equal to $9,258.00);

             (d) Unless sooner demanded as provided herein, all outstanding principal together with accrued unpaid interest due under the Loan shall be due and payable in full on May 10, 2003;

             (e) The Borrower shall be entitled to prepay the Note in full at par without fee or premium on a date which is designated by Borrower in writing given to NYLIC at least ten (10) days prior to such date; and

                  (f) Notwithstanding anything to the contrary in the Note or Loan Documents, NYLIC shall have the right, at its sole option, upon fifteen (15) days prior written notice to Borrower, with or without cause and irregardless of whether an event of default shall exist or not, to accelerate repayment of the Loan in full and demand Borrower repay the Loan in full.

         2. The Loan Documents are amended by deleting all references to the maturity date of "May 10, 2002" and substituting in lieu thereof the maturity date of "May 10, 2003".

         3. The principal balance due and owing under the Loan Documents as of June 10, 2002, after giving effect to Borrower's payment of all principal payments required to be paid hereunder, is $9,760,605.36.

         4. The Borrower represents and warrants that, at the time of the execution and delivery of this Agreement, Borrower has good and absolute title to the real property encumbered by the Loan Documents, and has full power and authority to subject the same to the lien of the Loan Documents and the same is free and clear of all liens, charges and encumbrances whatsoever, except those created by the Loan Documents or those known to NYLIC and those set forth in NYLIC's existing title insurance policy for the Loan (the "Title Policy").

         5. Except as otherwise modified hereby, the terms and provisions of the Loan Documents shall remain in full force and effect.

         6.       As a condition precedent to NYLIC's agreement herein:

                  (a) upon the execution of this Agreement, Borrower shall pay all costs and expenses, including but not limited to attorney's fees, recording fees and title charges incurred in connection with this Agreement, any prior modification of the Loan Documents, all matters related to the Loan Documents and/or the consummation of the transaction contemplated hereby;

                  (b) no default shall exist under the Loan Documents as of the date hereof nor shall any event have occurred which with the passage of time or the giving of notice, or both, would constitute such a default; and

                  (c) commencing in the month of June, Borrower shall provide written bimonthly updates to NYLIC regarding the progress in its marketing and leasing activities with respect to the Hitchcock Plaza property in Aiken, South Carolina.

         7. Borrower and NYLIC agree that it is the intent of the parties that the execution of this Agreement or any documents as contemplated by this Agreement or the consummation of any transactions contemplated by this Agreement shall constitute a modification, restatement and renewal under the Loan and shall not be construed as a novation.

         8. By executing this Agreement, Borrower is reconfirming the accuracy and correctness of all representations contained in the Loan Documents.

         9. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         10. Borrower hereby agrees that NYLIC, and its officers, directors, employees and agents are irrevocably and unconditionally released and discharged of any and all claims, demands, obligations, liabilities, costs and expenses, now existing (including, without limitation, any obligations or commitment of NYLIC to provide any financial accommodations to Borrower under the Loan Documents) arising out of or related to the Loan Documents.

         11. Borrower acknowledges and agrees that NYLIC has the right to direct all parties occupying any portion of the property which is the subject of the Mortgage to remit all rents and other monies due Borrower to be directed to NYLIC. Borrower acknowledges and agrees that all rents (including percentage rents), income, expense reimbursements and profits derived from the property which is the subject of the Mortgage have been directed by NYLIC to be remitted directly to NYLIC by the third parties obligated therefor (collectively the "Rents"). Any of the Rents received by Borrower will be received in trust by Borrower and remitted to NYLIC within two (2) business days of Borrower's receipt thereof. NYLIC shall deposit the Rents in an account controlled by NYLIC (the "Rents Account"). To the extent funds on deposit in the Rents Account are sufficient therefor, so long as no Event of Default has occurred or its continuing, NYLIC shall disburse funds from the Rents Account for the following purposes and in the following order: (i) for payment of the amount specified in Paragraph 1(b) hereinabove; (ii) for payment of the amount specified in Paragraph 1(c) hereinabove; (iii) to Borrower for Budgeted Expenses, as hereinafter defined; and, (iv) for deposit and disbursement pursuant to the Account Control Agreement by and between Borrower and NYLIC dated as of November 10, 2000. Prior to any disbursement for Budgeted Expenses NYLIC shall require Borrower to submit a written request for disbursement together with copies of the cash register and cash disbursement journal maintained for the property with such additional documentation as NYLIC may request. For purposes hereof, the term "Budgeted Expenses" means the expenses of the property which is the subject of the Mortgage set forth in a written summary, in form and content acceptable to Lender (the "Budget"). The Budget shall, as a minimum, set forth a twelve month summary by month of reasonable and ordinary expenses of the property reasonably consistent with historical experience.

                  [THE REST OF THIS PAGE HAS BEEN LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement this ___ day of June, 2002 to be effective as of May 10, 2002.


                                             BORROWER:

                                             BRUNNER COMPANIES INCOME
WITNESSES AS TO BORROWER:                    PROPERTIES, L.P.I, as successor in
                                             interest to MBB DEVELOPMENT
                                             ASSOCIATES             (SEAL)


/s/ David E. Whiting                         By:  Brunner Management Limited
-------------------------                          Partnership
                                             Its: General Partner
/s/ Laurie A. Underwood
-------------------------

                                                   By:  BCIP I & III, LLC
                                                   Its: General Partner

                                                      By: /s/ James M. Hull
                                                         -----------------------
                                                         James M. Hull
                                                         Member Manager









                                 Signature Page

         IN WITNESS WHEREOF, the parties have executed this Agreement this 18th day of June, 2002 to be effective as of May 10, 2002.

WITNESS AS TO NYLIC:                NYLIC:

                                    NEW YORK LIFE INSURANCE COMPANY
                                                               (SEAL)

/s/ Hartley H. Silas                By: /s/ Michael J. Falabella
--------------------                    ----------------------------
Hartley H. Silas
                                    Name: Michael J. Falabella
/s/ J.V. Klueserits                       --------------------------
--------------------
Jean V. Klueserits                  Its: Real Estate Vice President
                                         ---------------------------

                                 Signature Page

STATE OF NEW YORK             )
                              )             PROBATE
COUNTY OF NEW YORK            )



PERSONALLY appeared before me the undersigned witness and made oath that s/he saw the within written New York Life Insurance Company, by Michael J. Falabella, its Real Estate Vice President, sign, seal, and as its act and deed, deliver the within-written instrument for the uses and purposes therein mentioned, and that s/he with the other witness whose signature appears above, witnessed the execution thereof.



                                                      /s/ Hartley H. Silas
                                                      --------------------------
                                                      Witness
                                                      Hartley H. Silas


SWORN TO before me this
16 day of June, 2002.


/s/ Gladys Coleman
---------------------------(L.S.)
Notary Public for New York
My Commission Expires: 12/15/02

             GLADYS COLEMAN
     Notary Public, State of New York
             No. 03-4858017
        Qualified in Bronx County
      Commission Expires 12/15/02









                                  Probate Page